UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2015

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.
On April 16, 2015, DTE Energy Company (“DTE Energy") entered into a third amended and restated five-year unsecured revolving credit agreement by and among DTE Energy, the lenders party thereto, Citibank, N.A. ("Citibank"), as Administrative Agent, and Barclays Bank PLC ("Barclays"), The Bank of Nova Scotia ("Bank of Nova Scotia") and JPMorgan Chase Bank, N.A. (“JPMorgan”) as Co-Syndication Agents. DTE Energy's aggregate availability under the five-year facility is $1,200,000,000. Borrowings under the five-year facility will be available at prevailing short-term interest rates. The five-year facility will also support DTE Energy's commercial paper borrowings. The five-year facility expires in April 2020 and requires the maintenance of a debt to capitalization ratio of no more than .65 to 1.
On April 16, 2015, DTE Gas Company, a wholly-owned subsidiary of DTE Energy (“DTE Gas”) entered into a third amended and restated five-year unsecured revolving credit agreement by and among DTE Gas, the lenders party thereto, JPMorgan, as Administrative Agent, and Barclays, Citibank and Bank of America, N.A. ("Bank of America") as Co-Syndication Agents. DTE Gas' aggregate availability under the five-year facility is $300,000,000. Borrowings under the five-year facility will be available at prevailing short-term interest rates. The five-year facility will also support DTE Gas' commercial paper borrowings. The five-year facility expires in April 2020 and requires the maintenance of a debt to capitalization ratio of no more than .65 to 1.
Item 1.02.      Termination of a Material Definitive Agreement.
Effective April 16, 2015, DTE Energy terminated the Second Amended and Restated Five-Year Credit Agreement dated as of April 5, 2013 by and among DTE Energy, the lenders party thereto and Citibank as Administrative Agent. DTE Energy terminated these credit facilities because they have been replaced with the new DTE Energy five-year credit facility, dated as of April 16, 2015, as discussed under Item 1.01 above.
Effective April 16, 2015, DTE Gas terminated the Second Amended and Restated Five-Year Credit Agreement dated as of April 5, 2013, by and among DTE Gas the lenders party thereto and JP Morgan, as Administrative Agent. DTE Gas terminated these credit facilities because they have been replaced with the new DTE Gas five-year credit facility, dated as of April 16, 2015, as discussed under Item 1.01 above.
Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As discussed under Item 1.01 above, on April 16, 2015, DTE Energy entered into an amended and restated five-year credit agreement for borrowings up to approximately $1,200,000,000. DTE Energy transferred $133,170,001 in letters of credit outstanding under the terminated facilities and does not have any borrowings under the facility at this time.
As discussed under Item 1.01 above, on April 16, 2015, DTE Gas entered into an amended and restated five-year credit agreement for borrowings up to $300,000,000. DTE Gas does not have any borrowings under the facility at this time.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

10.01
Form of Third Amended and Restated Five-Year Credit Agreement, dated as of October 21, 2011, amended and restated as of April 5, 2013, and amended and restated as of April 16, 2015, by and among DTE Energy, the lenders party thereto, Citibank, N.A., as Administrative Agent, and Barclays Bank PLC, The Bank of Nova Scotia and JPMorgan Chase Bank, N.A, as Co-Syndication Agents.

10.02
Form of Third Amended and Restated Five-Year Credit Agreement, dated as of October 21, 2011, amended and restated as of April 5, 2013, and amended and restated as of April 16, 2015, by and among DTE Gas the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and Barclays Bank PLC, Citibank, N.A. and Bank of America, N.A., as Co-Syndication Agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 21, 2015

DTE ENERGY COMPANY (Registrant)

/s/PETER B. OLEKSIAK Peter B. Oleksiak Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.01
Form of Third Amended and Restated Five-Year Credit Agreement, dated as of October 21, 2011, amended and restated as of April 5, 2013, and amended and restated as of April 16, 2015, by and among DTE Energy, the lenders party thereto, Citibank, N.A., as Administrative Agent, and Barclays Bank PLC, The Bank of Nova Scotia and JPMorgan Chase Bank, N.A, as Co-Syndication Agents.

10.02
Form of Third Amended and Restated Five-Year Credit Agreement, dated as of October 21, 2011, amended and restated as of April 5, 2013, and amended and restated as of April 16, 2015, by and among DTE Gas the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and Barclays Bank PLC, Citibank, N.A. and Bank of America, N.A., as Co-Syndication Agents.